Consent of Independent Accountants
                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


  We consent to the incorporation by reference in the registration statement of Boston Edison Company on Form S-3 (File No. 33-57840) of our report dated January 26, 2000 on our audits of the consolidated financial statements of Boston Edison Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, which report is included in this Annual Report on Form 10-K.



                         By:  /s/ PricewaterhouseCoopers LLP
                              ----------------------------------
                                  PricewaterhouseCoopers LLP


Boston, Massachusetts
January 26, 2000

                                      50